Exhibit 99.1

                             JOINT FILER INFORMATION

This statement on Form 3 is filed by Atlas Venture Associates III, L.P., Atlas Venture Fund III, L.P., Atlas Venture Entrepreneurs' Fund III, L.P., Atlas Venture Associates V, L.P., Atlas Venture Fund V, L.P., Atlas Venture Parallel Fund V-A, C.V., Atlas Venture Parallel Fund V-B, C.V. and Atlas Venture Entrepreneurs' Fund V, L.P. The principal business address of each of the reporting persons is 890 Winter Street, Waltham, MA 02451. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Designated Filer:                    Atlas Venture Associates III, L.P.
Issuer and Ticker Symbol:            Phase Forward Incorporated ("PFWD")
Date of Event Requiring Statement:   July 13, 2004


ATLAS VENTURE ASSOCIATES III, L.P.

By: /s/ Axel Bichara
    -----------------------------------------
Name:


ATLAS VENTURE ASSOCIATES V, L.P.

By: /s/ Axel Bichara
    -----------------------------------------
Name:


Atlas Venture Fund III, L.P.


By:  Atlas Venture Associates III, L.P.,
as General Partner

By:  Atlas Venture Associates III, Inc.,
as General Partner

By: /s/ Axel Bichara
    -----------------------------------------
Name:
Title:

Atlas Venture Entrepreneurs'
Fund III, L.P.

By:  Atlas Venture Associates III, L.P.,
     as General Partner

By:  Atlas Venture Associates III, Inc.,
     as General Partner


By: /s/ Axel Bichara
    -----------------------------------------
Name:
Title:


Atlas Venture Fund V, L.P.

By:  Atlas Venture Associates V, L.P.,
     as General Partner

By:  Atlas Venture Associates V, Inc.,
     as General Partner


By: /s/ Axel Bichara
    -----------------------------------------
Name:
Title:


ATLAS VENTURE PARALLEL FUND V-A, C.V.


By: Atlas Venture Associates V, L.P.,
     as General Partner

By:  Atlas Venture Associates V, Inc.,
     as General Partner

By: /s/ Axel Bichara
    -----------------------------------------
Name:
Title:

ATLAS VENTURE PARALLEL FUND V-B, C.V.


By:  Atlas Venture Associates V, L.P.,
     as General Partner

By:  Atlas Venture Associates V, Inc.,
     as General Partner


By: /s/ Axel Bichara
    -----------------------------------------
Name:
Title:


Atlas Venture Entrepreneurs' Fund
V, L.P.

By:  Atlas Venture Associates V, L.P.
     as General Partner

By:  Atlas Venture Associates V, Inc.
     as General Partner


By: /s/ Axel Bichara
    -----------------------------------------
Name:
Title: